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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 1998
                               (January 27, 1998)

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                                KYZEN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)


        UTAH                         0-26434                      87-0475115
    (See or Other            (Commission File Number)          (I.R.S. Employer
   Jurisdiction of                                              Identification
   Incorporation)                                                   Number)

430 HARDING INDUSTRIAL DRIVE, NASHVILLE, TENNESSEE                  37211
     (Address of Principal Executive Offices)                     (Zip Code)

                                 (615) 831-0888
              (Registrant's Telephone Number, including Area Code)

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ITEM 5. OTHER EVENTS AND INFORMATION

     On January 27, 1998, Kyzen Corporation conducted an Analyst Conference Call at which the prepared remarks attached hereto as Exhibit 99.1 were read to analysts and certain other interested parties.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (C) EXHIBITS



      Exhibit No.                                   Description
      -----------                                   -----------
            99.1              Analyst Conference Call Script, dated January 27, 1998





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned party duly authorized.


                                      KYZEN CORPORATION

                                      BY: /s/  Thomas M. Forsythe
                                      ----------------------------------------

                                               Thomas M. Forsythe
                                               Vice President and Treasurer
                                               (Chief Financial Officer)
Date: January 27, 1998




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EXHIBIT INDEX




   Exhibit No.                                     Description
   -----------                                     ------------
      99.1                  Analyst Conference Call Script, dated January 27, 1998
